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                              LEASE AGREEMENT



     THIS LEASE AGREEMENT, made and entered into this 29th day of October, 1996, by and between Magnolia Enterprises, Inc. hereinafter referred to as "Landlord", and, CD Warehouse, Inc. hereinafter referred to as "Tenant".


                                WITNESSETH;

                                    I.

     That for and in consideration of the rentals to be paid and other promises and covenants hereinafter set forth, Landlord does, by these presents, demise, lease and let unto Tenant that certain space, hereinafter referred to as "Leased Premises", representing approximately 800 net rentable square feet m.o.l. on the second floor located in the building at 722 N. Broadway, Oklahoma City, Oklahoma, subject to the provisions hereinafter contained for a Month to Month term beginning on the 29th day of October, 1996, upon the following terms and conditions:

     Tenant agrees to pay Landlord at the address shown in paragraph XIV hereof, or at such other place as Landlord may hereafter designate in writing, as rental for said Leased Premises, the sum of six hundred and no/100 dollars ($600) per month, payable monthly in advance, with the first and last months' rental payable on the execution hereof. All rents are due and payable on the 1st day of each month. Any rents received on or after the 25th day of the month will be assessed a 5% late fee plus interest at 15% per annum from due date. Tenant agrees to pay the proportionate part of the monthly rental for such period between October 29th and October 31, 1996.


                                     II.

     Tenant covenants and agrees as follows:

     (a) To pay the Landlord the rental herein stipulated at the time and in the manner provided;

     (b) To keep and maintain all portions of the Leased Premises including air conditioning and heating equipment and plate glass in as good condition as the same are turned over to Tenant, natural wear and tear alone excepted, and to deliver the premises to the Landlord in as good a state and condition as received by Tenant upon the termination of this lease;

     (c) To promptly comply with and fulfill all obligations of the Ordinances of the City of Oklahoma City, Oklahoma, applicable to Leased Premises, and all orders and requirements imposed by said municipality or the laws of the State of Oklahoma imposed in connection with Tenant's activities contemplated or hereafter conducted upon the Leased Premises by Tenant during the term

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of this lease, at Tenant's own expense;

     (d) To use the Leased Premises as executive offices and related services, and for no other purposes without the prior written consent of Landlord;

     (e) To put no signs on the building that do not have the prior approval of Landlord in writing.


                                      III.

     Landlord covenants and agrees as follows:

     (a) That it has full right and authority to lease the Leased Premises upon the terms herein set out.

     (b) That it will keep the exterior of the Leased Premises in good repair and will maintain, at its own expense, the parking lot, roof (except as stated in Paragraph IV), foundation and exterior walls of the building, and that it will deliver to the Tenant air conditioning and heating equipment in good working order.

     (c) That Tenant, so long as no default exists in the payment of rent, or in the performance by Tenant of any of the other covenants and obligations contained herein shall peacefully and quietly hold and enjoy the Leased Premises for the term herein provided.

     (d) That Tenant may assign this lease or sublet all or any part of the Leased Premises only with the prior written consent of the Landlord, providing that such assignment or subletting will in all respects be subject to the terms of this lease and that Tenant shall be obligated for the full performance of all of the covenants and obligations of this lease and the payment of all rentals provided for hereunder during the term of this lease. Should Tenant assign this lease or sublet the whole or any part of said premises without first obtaining the specific written consent of Landlord, neither the acceptance of rent by Landlord from Tenant or from other persons thereafter, nor failure on the part of Landlord for any particular period to take action on account of such breach, or to enforce its rights, shall be a continuing breach for so long as such subtenancy or occupancy continues.

     (e) That Landlord will pay all real estate taxes with respect to the Leased Premises and Tenant will pay all taxes with respect to his property located on the Leased Premises.


                                      IV.

     (a) It is understood and agreed that Tenant will not make any alterations or changes to the

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Leased Premises without the express written consent of the Landlord. If alterations or changes to the Leased Premises are made by Tenant with the written consent of the Landlord, it shall be then determined and expressly stated in said written consent as to whether said alterations and improvements to be made by Tenant shall be and become a part of the Leased Premises, or be removable by Tenant, or whether Tenant shall be entitled to reimbursement; otherwise such alterations and/or improvements shall become a part of the Leased Premises. If Tenant makes any penetrations through the roof for exhaust fans or any other purpose, Tenant then becomes responsible for all roof problems caused by these penetrations. Landlord, along with its contractors, will be the sole judge of what causes the leak.


                                       V.

     In the event the Leased Premises are partially damaged or destroyed or rendered partially unfit for occupancy by fire, tornado, or other casualty, Tenant shall give notice to Landlord who, thereupon, shall, at its own expense, repair the damage and restore the premises to the same condition in which they were immediately prior to the happening of such casualty. In such event, and in the event that Tenant, during the period of such repair, is able to conduct some activities on the Leased Premises, there shall be a diminution of rent in such sum as may be agreed upon by the Landlord and Tenant during the time the premises are thus partially unfit for occupancy; provided, however, that this diminution of rent, in the event the Leased Premises are damaged, shall be based upon the ratio that the total non-usable square feet of said area bears to the total square feet of said Leased Premises.

     In the event the Leased Premises are totally destroyed or damaged by fire, tornado, or other casualty to such an extent that the building or improvements thereon are unfit for use and occupancy, Landlord shall have thirty (30) days thereafter in which to elect to commence to repair and/or restore said building and improvements. If the Landlord elects not to restore or repair said building or improvements it will give Tenant notice to this effect within said thirty (30) day period, in which event this Lease Agreement shall terminate.

     In the event the Landlord elects to restore and repair said building and improvements it will give notice to this effect to Tenant within the thirty
(30) day period from and after such damage. In the event the premises and buildings are repaired or restored after such damage the rent specified herein shall be abated during the period of time the premises are so damaged and shall not again be payable until the premises, building and improvements have been made tenantable and restored and offered to tenants.


                                      VI.

     All property of Tenant which may be at any time during the term of this lease in or upon the said Leased Premises, whether exempt from execution or not, shall be found and subject to a lien for the payment of any delinquent rent and for any damages arising from any breach by Tenant of any of the covenants or agreements of this Lease to be performed by Tenant. In case substantial

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default be made in the payment of any installments of the rents reserved herein, or any part or parts thereof, when the same become due, and if such substantial default continues for a period of ten (10) days after written notice by Landlord to Tenant that he is in default, the Landlord, its successors or assigns, may take possession of said property or any pad or parts thereof, and sell or cause the same to be sold at public or private sale, with or without notice, to the highest bidder for cash, and apply the proceeds of said sale toward the cost thereof, and then toward the debt and/or damages as aforesaid, the remainder, if any, to be returned to Tenant.

     Tenant covenants and agrees to pay all reasonable attorneys' fees and expenses of the Landlord incurred in enforcing any of the obligations of the Tenant under this lease in all cases in which it shall be determined that the Tenant is at fault.

     Tenant expressly waives any and all statutory requirements as to notice by Landlord to Tenant, in writing, to quit the Leased Premises after non-payment of rental due on any date under this lease and specifically including the provisions of Title 41 O.S. (1961) Section 6.


                                      VII

     Landlord shall not be liable to Tenant or to Tenant's patrons, employees, or visitors for any damage to person or property caused by any action, omission or negligence of Tenant or sub-tenant of said Leased Premises and Tenant agrees to hold the Landlord harmless from all claims for any such damage Tenant will release Landlord from any and all liability of whatsoever kind arising out of the ownership, leasing, or maintenance of said Leased Premises and improvements for which the Tenant is responsible and not those areas over which the Landlord is responsible.


                                      VIII.

     In case of default of the Tenant in any of the covenants on his part herein contained, Landlord may enforce the performance of this lease in any manner provided by law, and, at the option of the Landlord, this lease may be forfeited if any such default continues for a period of thirty (30) days after Landlord notifies Tenant of such default and of Landlord's intention to declare this lease forfeited, such notice to be sent by Landlord by registered or certified mail, postage prepaid, to the Tenant at:

                              CD Warehouse, Inc.
                                722 N Broadway
                            Oklahoma City, OK 73102

or delivered in person to the Tenant, and upon the expiration of said thirty
(30) day period (unless within such period the Tenant shall have commenced the removal of such default and thereafter shall proceed with due diligence until the default complained of has been removed or cured) this lease shall cease and come to an end as if that were the day originally fixed for the expiration of the term hereof, and the Landlord's agent or attorney shall have the right without further notice or demand

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to enter and remove all persons from Tenant's property without being deemed guilty of any manner of trespass and without prejudice to any remedies of arrears of rent or breach of covenant, or the Landlord's agent or attorney may take possession of the premises and relet the same for the remainder of the term at the best rental such agent or attorney may obtain for the account of the Tenant, who shall pay to the Landlord any deficiency and Landlord shall have a lien as security for the rent reserved upon all the goods, wares, chattels, implements, machinery, equipment, fixtures, tools and other personal property belonging to Tenant which are or may be upon the Leased Premises.


                                      IX.

     In the event of the bankruptcy or insolvency of the Tenant, and for that purpose the appointment of a receiver and the assignment for the benefit of creditors or an adjudication of bankruptcy shall be conclusive evidence of such bankruptcy or insolvency, this agreement may be terminated by the Landlord immediately at its option and without further notice.

     In the event of such termination the Landlord shall have a lien upon any property of the Tenant then situated in or upon the Leased Premises securing the payment of any rental due or to become due and owing by Tenant to Landlord.


                                       X.

     Tenant agrees to carry Public Liability Insurance covering the Leased Premises and the business conducted therein, which insurance shall be in amount not less than $100,000.00 for each person and $300,000.00 for each accident for bodily injury and $20,000.00 for each occurrence for property damage. Such policies shall be for the benefit of Landlord and Tenant as their interests may appear and shall contain a clause that the insurer shall not cancel or change the insurance without first giving Landlord ten (10) days written notice thereof A certificate or copy of said insurance policy shall be furnished to Landlord.

     Tenant shall indemnify Landlord from any and all damages, suits, claims or causes of action asserted against the Landlord arising from the Tenant's maintenance, operation or use of the Leased premises. In any suit or action for damages arising from the alleged negligence of Tenant in which Landlord is named as a defendant, Tenant will assume the burden, cost and expenses of the defense, including reasonable attorneys fees.

     Landlord and Tenant agree, each with the other, to furnish certificates from their respective insurers of Waiver of Subrogation with respect to fire and extended coverage insurance policies.


                                      XI.

     If the whole of the Leased Premises, or a substantial part of the building on said premises should be taken by virtue of eminent domain then when possession should be taken thereunder or

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the Leased Premises, the term herein provided and all rights of the Tenant hereunder shall immediately cease and terminate and the rent shall be adjusted to the time of termination, and the Tenant shall have no claim against the Landlord for the value of the unexpired term hereof and the Tenant shall not be entitled to any part of the condemnation award.


                                      XII.

     It is further covenanted and agreed that the Landlord shall have free access, at all reasonable times during business hours, after notification to tenant of intent to enter said Leased Premises, for inspection as to the condition thereof; provided, however, that this right to inspect shall not in any way make the Landlord responsible for any condition found with reference to said premises.


                                     XIII.

     Throughout the term of this Lease or any renewal or extension thereof, the Landlord shall have the right and option, upon thirty (30) days notice to Tenant to relocate the Leased Premises to any substantially similar Premises within the Building. In the event of Landlord's exercise of its option to relocate the Tenant in the manner set forth above, all reasonable expenses of moving the Tenant and of decorating the new Leased Premises shall be at the expense of Landlord. In the event that comparable Leased Premises are not available within the Building, and the Tenant shall agree to relocate to less desirable Premises or to reduce the size of the Leased Premises, the Landlord and the Tenant shall agree to a reduction in the amount of the Base Rental contained within the Leased Premises so as to effect an equitable adjustment in Rentals commensurate with the relocated Leased Premises. If no suitable relocation arrangements can be agreed upon between Landlord and Tenant, Tenant may elect to terminate this Lease prior to the expiration of the primary term or the expiration of any renewal or extension thereof.


                                      XIV.

     No modification of this lease shall be binding unless in writing and executed and acknowledged by both parties.


                                       XV.

     All notices required or permitted herein to be given to the Landlord shall be sent by registered or certified mail, postage prepaid, addressed to the Landlord at:

                                722 N. Broadway
                            Oklahoma City, OK 73102

or at such other place as the Landlord may hereafter designate in writing.

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     THIS LEASE AGREEMENT and all of its provisions shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

MAGNOLIA ENTERPRISES, INC.
ATTEST:


_______________________________
          "Landlord"



Tenant:
ATTEST:


__________________________________________
               "Tenant"




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